8-K Rosetta Resources Inc. filed this Form 8-K on 01/15/07
UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K Current Report Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.
Date of Report: January 11, 2007 (Date of earliest event reported)
Rosetta Resources Inc. (Exact name of registrant as specified in its charter)
DE (State or other jurisdiction of incorporation)	000-51801 (Commission File Number)	43-2083519 (IRS Employer Identification Number)
717 Texas, Suite 2800 (Address of principal executive offices)		77002 (Zip Code)
7133354000 (Registrant's telephone number, including area code)
Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 11, 2007, the board of directors of Rosetta Resources Inc. ("Rosetta") approved the date of its Annual Stockholders’ Meeting, which is set for May 15, 2007.

Rosetta’s annual meeting will be held at 10:00 a.m. Central Time on Tuesday, May 15, 2007, at the Magnolia Hotel, 1100 Texas Avenue, Houston, Texas. Stockholders of record at the close of business on Monday, March 26, 2007, are entitled to receive notice of the meeting and to vote the shares of Rosetta common stock they held as of that date.

A copy of Rosetta's press release relating to this event is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
99.1 "Rosetta Resources Inc. Announces Date of Annual Stockholders’ Meeting"

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2007
ROSETTA RESOURCES INC.

By: /s/ Michael J. Rosinski
Michael J. Rosinski
Executive Vice President & Chief Financial Officer